            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this
"Amendment") is dated as of November 2, 2004, and is entered into by and among
ENERGY WEST, INCORPORATED, a Montana corporation (the "Company"), LASALLE BANK
NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the "Banks" party to the Credit Agreement described below (in such capacity, the "Agent"), such Banks and each other Loan Party.

         WHEREAS, the Agent, the Banks and the Company have entered into that certain Amended and Restated Credit Agreement dated as of March 31, 2004 (as such agreement has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Company has requested that the Credit Agreement be amended as set forth herein and Agent and the Banks are, subject to the terms hereof, willing to so amend the Credit Agreement.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the
Credit Agreement.

         2. Amendment to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is amended as follows:

                 (a) by deleting the date of "October 31, 2004" appearing in the definition of "Revolving Termination Date" in Section 1.1 of the Credit
Agreement and substituting the date "November 30, 2004" therefor; and

                 (b) by deleting the date of "October 31, 2004" appearing in Section
10.26 of the Credit Agreement and substituting the date "November 30, 2004"
therefor.

         3. Ratification; No Defenses; Waiver.

                 (a) Ratification. The Company and each other Loan Party hereby ratifies, acknowledges, affirms and reconfirms its rights, interests and obligations under each Loan Document and agrees to perform each of its obligations thereunder as and when required. By executing this Amendment, the
Company and each other Loan Party hereby further ratifies, acknowledges, affirms and reconfirms that each Loan Document, as amended hereby, constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, and that each such Loan Document, as amended hereby, is in full force and effect.

                 (b) No Defenses. The Company and each other Loan Party hereby represent and warrant to, and covenant with Agent and the Banks that as of the date hereof: (i) neither Company nor any other Loan Party has any defenses, offsets or counterclaims of any kind or nature whatsoever against Agent or any Bank with respect to any of the loans or other financial accommodations made under any of the Loan Documents or any of the Loan Documents themselves, or any action previously taken or not taken by Agent or any of the Banks with respect thereto, and (ii) Agent and the Banks have fully performed all obligations to the Company and each other Loan Party which they may have had or have on and of the date hereof.

                 (c) The Company and each other Loan Party, on behalf of each such
Person and their respective executors, successors and assigns, hereby waives, releases and discharges Agent and the Banks and all of the affiliates, directors, officers, employees, attorneys and agents of Agent and the Banks, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or before the date hereof.

         4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

                 (a) the Company, each other Loan Party and each Bank shall have executed and delivered this Amendment and such other documents and instruments as Agent may reasonably require;

                 (b) the representations and warranties set forth in Section 5 of this
Amendment shall be true and correct; and

                 (c) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

         5. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, the Company and each other Loan Party hereby represents and warrants to the Agent and the Banks that: (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and each such other Loan
Party and that this Amendment has been duly executed and delivered by the
Company and each other Loan Party and this Amendment and the Credit Agreement, as amended hereby, constitute valid and binding obligations of each of them, as applicable, enforceable in accordance with their respective terms, (ii) no
Default or Event of Default has occurred and is continuing under the Credit
Agreement or would result from the execution and delivery of this Amendment, and
(iii) each of the representations and warranties set forth in Section 9 of the
Credit Agreement, as amended hereby, is true and correct in all material respects as of the date hereof, unless any such representation or warranty is already qualified by materiality, in which case it shall be true and correct in all respects.

         6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit
Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

         8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. A counterpart of this Amendment delivered by facsimile or other electronic means shall for all purposes be as effective as delivery of an original counterpart.

         9. Costs. The Company agrees to pay on demand all reasonable costs and expenses incurred by the Agent (including fees and expenses of counsel) incurred in connection with the negotiation and preparation of this Amendment.

         10. Governing Law. The validity and interpretation of this Amendment and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any provisions relating to conflict of laws that would call for the application of the laws of another jurisdiction.

         11. Miscellaneous. This Amendment shall be deemed to be a Loan
Document.

                        - Remainder of Page Left Blank -
                            [Signature Page Follows]

         Delivered at Chicago, Illinois, as of the day and year first above written.

AGENT AND BANK:                                              OTHER LOAN PARTIES:

LASALLE BANK, NATIONAL ASSOCIATION, a national banking       ENERGY WEST PROPANE, INC.,
association, as Agent and as a Bank                          a Montana corporation

By:      /s/ Meghan Payne                                    By:      /s/ John C. Allen
   -------------------------------------                        ---------------------------------------
Name:    Meghan Payne                                        Name:        John C. Allen
     -----------------------------------                          -------------------------------------
Title:   First Vice President                                Title:
      ----------------------------------

COMPANY:

ENERGY WEST, INCORPORATED, a Montana corporation             ENERGY WEST RESOURCES, INC.,
                                                             a Montana corporation

By:      /s/ John C. Allen
   -------------------------------------
Name:        John C. Allen                                   By:     /s/ John C. Allen
     -----------------------------------                        ---------------------------------------
Title:       Senior VP & Secretary                           Name:       John C. Allen
      ----------------------------------                          -------------------------------------                                                             Title:
                                                             Title:

                                                             ENERGY WEST DEVELOPMENT, INC.,
                                                             a Montana corporation

                                                             By:     /s/ John C. Allen
                                                                 --------------------------------------
                                                             Name:       John C. Allen
                                                                   ------------------------------------
                                                             Title: